Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 1st Colonial Bancorp, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard M. Banmiller, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard M. Banmiller
Gerard M. Banmiller
Chief Executive Officer
March 23, 2005

A signed original of this written statement required by Section 906 has been furnished to 1st Colonial Bancorp, Inc. and will be retained by 1st Colonial Bancorp, Inc. and furnished to the Securities and Exchange Commission or staff upon request.